UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2007

FLEETWOOD ENTERPRISES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7699	95-1948322
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification Number)

3125 Myers Street, Riverside, California 92503-5527
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (951) 351-3500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective September 11, 2007, the shareholders of Fleetwood Enterprises, Inc. (the “Company”) approved a 2007 Stock Incentive Plan (the “Plan”), a copy of which is attached as Exhibit 10.1 and is incorporated by reference.  The Plan will permit the Company to continue to use stock-based compensation to align shareholder and employee interests and to motivate employees, officers and non-employee directors.  The Plan is administered by the Compensation Committee of the Board of Directors (the “Committee”) and permits the Committee to award incentive and nonqualified stock options, stock appreciation rights, restricted stock and restricted stock units, any of which may be performance-based, with vesting and other award provisions that provide effective incentives to company employees, officers and non-employee directors and alignment of shareholder, management and director interests.  This description of the Plan is qualified in its entirety by reference to the terms of the Plan itself.

Effective September 13, 2007 the Committee authorized the issuance from the Plan of 5,219 shares of restricted stock per director to non-employee directors as payment of their previously disclosed annual equity retainer.  The restricted stock has a one-year vesting period contingent on continued service as a director, and the restricted stock was valued for accounting purposes at approximately $44,413 per director as of the date of grant.  The grants of restricted stock will replace stock options which were previously granted to directors in satisfaction of the equity retainer.  The form of Restricted Stock Award Agreement is attached as Exhibit 10.2 to this form 8-K and is incorporated herein by reference.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)The Company’s Board of Directors approved technical amendments to its Bylaws on September 11, 2007 as follows:  (i) changes to Section 3.09 relating to waiver of notice for special meetings of the board of directors and (ii) changes to sections 6.01, 6.02, 6.03, and 6.04 to permit the direct registration of shares.  The form of each such section, as amended, is attached as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

                                                (d) Exhibits.

The following exhibits are furnished with this current report on Form 8-K:

Exhibit Number	Description of Exhibit
3.1	Amended Bylaws, Section 3.09, 6.01, 6.02, 6.03 and 6.04.

10.1	Fleetwood Enterprises, Inc. 2007 Stock Incentive Plan effective September 11, 2007.

10.2	Fleetwood Enterprises, Inc. form of Restricted Stock Award Agreement dated September 13, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 19, 2007

FLEETWOOD ENTERPRISES, INC.

By:	/s/ Leonard J. McGill
Leonard J. McGill
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	Amended Bylaws, Section 3.09, 6.01, 6.02, 6.03 and 6.04.

10.1	Fleetwood Enterprises, Inc. 2007 Stock Incentive Plan effective September 11, 2007.

10.2	Fleetwood Enterprises, Inc. form of Restricted Stock Award Agreement dated September 13, 2007.